UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 3, 2006

NEUROBIOLOGICAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23280	94-3049219
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suit 800, Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 595-6000

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective as of March 3, 2006, the Audit Committee of the Board of Directors of Neurobiological Technologies, Inc. (the “Registrant”) approved the dismissal of Ernst & Young LLP (“E&Y”) as the Registrant’s independent registered public accounting firm. Also on that date, the Audit Committee appointed Odenberg, Ullakko, Muranishi & Co. LLP (“OUM”) as the Registrant’s independent registered public accounting firm for the fiscal year ending June 30, 2006.

The audit reports of E&Y on the Registrant’s financial statements for the fiscal years ended June 30, 2004 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of E&Y on management’s assessment of the effectiveness of internal control over financial reporting as of June 30, 2005 did not contain an adverse opinion or disclaimer of opinion.

In connection with E&Y’s audits for the fiscal years ended June 30, 2004 and 2005 and through the subsequent interim periods ended December 31, 2005 or March 3, 2006, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of such disagreements in connection with its reports. In addition no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Registrant’s fiscal years ended June 30, 2004 and 2005 and through the subsequent interim periods ending December 31, 2005 or March 3, 2006.

The Registrant has provided E&Y with a copy of this report and has requested that E&Y provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of this letter from E&Y is attached hereto as Exhibit 16.1.

The Registrant appointed OUM as its new independent registered public accounting firm as of March 3, 2006. During the Registrant’s two most recent fiscal years and the subsequent interim period through March 3, 2006, neither the Registrant nor anyone on its behalf has consulted with OUM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided by OUM that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to Securities and Exchange Commission dated March 8, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 8, 2006

NEUROBIOLOGICAL TECHNOLOGIES, INC.

By:	/s/ Jonathan R. Wolter
Jonathan R. Wolter Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to Securities and Exchange Commission dated March 8, 2006